UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-A

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FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

Home Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Louisiana	71-1051785
(State of Incorporation or Organization)	(I.R.S. Employer Identification No.)

503 Kaliste Saloom Road Lafayette, Louisiana	70508
(Address of Principal Executive Offices)	(Zip Code)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. ☐

Securities Act registration statement file number to which this form relates: 333-151492
(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Common Stock, par value $0.01 per share	The NASDAQ Stock Market LLC

Securities to be registered pursuant to Section 12(g) of the Act:

None
(Title of class)

Item 1.	Description of Registrant's Securities to be Registered
See “Description of Capital Stock” in the Prospectus included in the registration statement on Form S-1 of Home Bancorp, Inc. (File No. 333-151492) which is hereby incorporated by reference.

Item 2.	Exhibits

	2.1	Plan of Conversion*
	3.1	Articles of Incorporation of Home Bancorp, Inc.*
	3.2	Bylaws of Home Bancorp, Inc.*
	4.0	Form of Stock Certificate of Home Bancorp, Inc.*
___________________
*
Previously filed with the Securities and Exchange Commission as exhibits to the registration statement on Form S-1 of Home Bancorp, Inc., as amended (File No. 333-151492).  Such exhibits are incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

HOME BANCORP, INC.

Date: September 30, 2008	By:	/s/ John W. Bordelon
John W. Bordelon
President and Chief Executive Officer

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